[Exhibit 10.3]

                       SPLIT DOLLAR LIFE INSURANCE AGREEMENT

                             COLLATERAL ASSIGNMENT PLAN


       THIS AGREEMENT, made as of this 13th day of June 1980, by and between the City National Bank, a National Bank hereinafter called the Bank, and the Goldsmith 1980 Insurance Trust hereinafter called the Trust.

       WHEREAS, Bram Goldsmith, hereinafter called the Employee, has rendered competent and faithful efforts on behalf of the Bank resulting in substantial growth and profits to the Bank, and,

       WHEREAS, the Bank highly values the efforts, abilities, and accomplishments of the Employee as an important member of management and wishes to provide a death benefit for the Employee's designee through a Split Dollar Life Insurance program, and,

       WHEREAS, the Trust agrees to participate in such program to the extent hereinafter provided,

       NOW, THEREFORE, it is mutually agreed that:

       1. In furtherance of the purposes of this Agreement, the parties hereto shall utilize the following personal insurance policy owned by the Trust on the life of Bram Goldsmith (hereinafter call the Insured):

       Policy No. 3837807 in the face amount of $1,500,000 issued by Connecticut Mutual Life Insurance Company.

       2. As security for the Bank's premium payments on the insurance policy as provided in Article 4 below, the Trust shall execute, on a form provided by the insurance company, a collateral assignment of the policy to the Bank. The policy shall be delivered to the Bank to hold for purposes of this Agreement. The Bank shall make the policy available to the insurance company in order to effectuate any change desired by the Trust, as to the designation of a beneficiary, election of an income settlement option or assignment with respect to the risk element as defined in Article 3 below.

       3. It is understood by the parties hereto that, as provided under the terms of the policy, ownership of the policy is actually divided into two separate and distinct elements. The "cash value" element is owned by the Bank and the "risk" element is owned by the Trust. Except as modified by the following paragraph, the Bank has all incidents of ownership and privileges in the policy with respect only to the cash value element, which is defined as an amount equal to the premiums it has paid, excluding premiums for any extra benefit agreements or riders issued under the policy, but reduced by any indebtedness (along with any unpaid interest) on the policy, or if greater, an amount equal to the cash value of the policy (including dividend additions) as of the date to which premiums have been paid, plus any dividend credits outstanding, but reduced by any indebtedness (along with any unpaid interest) on the policy.

       The Trust has all incidents of ownership in the risk element, which is defined as the right to surrender the policy (but not the right to receive the cash value upon surrender); the right to change a nonforfeiture provision; the right to agree with the insurance company to any release, modification, or amendment to the policy; the right to designate the beneficiary, to elect an income settlement option and to assign all rights and interests with respect to any portion of the death proceeds in excess of the cash value element; and all rights with respect to any One Year Term rider issued under the policy.

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       As a result of the terms of the policy and of this Agreement, the Bank has no incidents of ownership of any kind with respect to the risk element and may not unilaterally impair or defeat the rights and interests of the Trust in any way.

       4. All premiums due on the insurance policy referred to in Article 1 shall be paid by the Bank.

       5. One Year Term Insurance will be purchased on each policy anniversary from the dividend credits outstanding under the policy and will be purchased in an amount equal to the guaranteed cash values of the policy at the end of the following year. Any balance of dividends not used to buy One Year Term Insurance shall be applied to the purchase of paid-up-additions from Connecticut Mutual Life Insurance Company.

       6. In the event of the death of the Insured, the Bank, its successors or assigns, shall be entitled to receive from the life insurance proceeds an amount equal to the cash value element as defined in Article 3 above.

       Any portion of the death proceeds which is in excess of the amount payable to the Bank, its successors or assigns, shall be payable to the Trust in accordance with Article 3 of the Agreement.

       7. This Agreement shall terminate on May 15, 1985 or; either party's submission of written notice to the other party; or if the Bank attempts to undertake any action which would impair or defeat the Trust's interest in the risk element. Such action by the Bank might include, but is not necessarily limited to, lapse of the policy for nonpayment of premiums. If this Agreement terminates for any reason, the Trust shall have the option, exercisable within 60 days, to have the collateral assignment of the policy released by the Bank.

       If the Trust elects to exercise such option it shall pay to the Bank an amount equal to the cash value element as defined in Article 3 of this Agreement. If the Trust does not elect to have the collateral assignment released, it shall, at the Bank's request, execute such documents as are required to transfer its interest in the risk element of the policy to the Bank as of the date preceding termination of this Agreement.

       8. At the Insured's death, the Bank and the beneficiary designated to receive the proceeds attributable to the risk element shall execute such forms and furnish such other documents or information as are required to receive payment under the policy. The Bank shall also furnish to the insurance company an affidavit specifying the amount of the death proceeds payable to the Bank which is attributable to the cash value element, as defined herein.

       All death benefits under this Agreement shall be paid in accordance with the terms and conditions of the life insurance policy referred to in
Article 1 and pursuant to the claims and review procedures of the insurance company. The Bank's liability to provide benefits under this Agreement shall be limited solely to the payment of its share of premiums, as provided in
Article 4. The Bank assumes no responsibility for payment of death benefits under the policy.

       9. In lieu of a lump sum payable by reason of the Insured's death which is attributable to the risk element, the Trust may, in accordance with the procedures of the insurance company, elect any of the optional modes of payment for the death proceeds as enumerated in the policy and known as "settlement options." If no such election is in effect at the Insured's death, the beneficiary of the risk element shall have the right to elect such settlement option.

       The Bank shall have a similar right to elect a settlement option for the proceeds attributable to the cash value element.

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       10.    For purposes of the Employee Retirement Income Security Act of
1974 (P.L. 93-406), the Bank is the "named fiduciary" of the Split Dollar Life Insurance plan for which this Agreement is hereby designated the written plan instrument.

       11. This Agreement may be altered, amended, or modified, including the addition of any extra policy provisions, by a written agreement signed by the Bank and the Trust. In addition, either party may assign its rights, interests and obligations under this Agreement, provided, however, that any assignment shall be made subject to the terms of this Agreement. The law of the state of California shall govern this Agreement.

       12. Where appropriate in this Agreement, words used in the singular shall include the plural and words used in the masculine shall include the feminine.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first herein above written.


                                   /s/ Bruce Leigh Goldsmith
                                   -----------------------------
                                   Bruce Leigh Goldsmith, Trustee of the
                                   Goldsmith 1980 Insurance Trust


/s/ Bruce Norman                   /s/ Russell David Goldsmith
----------------                   -----------------------------
Witness                            Russell David Goldsmith, Trustee of the
                                   Goldsmith 1980 Insurance Trust


                                   /s/ Gary W. Fentress
                                   -----------------------------
                                   City National Bank, Trustee of the
                                   Goldsmith 1980 Insurance Trust


                                   /s/ James P. Del Guercio
                                   -----------------------------
                                   City National Bank, a National Bank
                                   By:  James P. Del Guercio
                                        Executive Vice President

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                                    AMENDMENT TO

                            SPLIT-DOLLAR LIFE INSURANCE
                                     AGREEMENT



This Amendment relates to that certain Split-Dollar Life Insurance Agreement made as of the 13th day of June, 1980 between CITY NATIONAL BANK and THE GOLDSMITH 1980 INSURANCE TRUST (the "Agreement") and shall hereby amend paragraph 7 thereof, to provide that the Agreement shall terminate on May 15, 1990.

Except as amended by the foregoing, the Agreement shall remain in full force and effect and without any other change.

This Amendment is made and agreed to as of this 15th day of May, 1985.


              THE GOLDSMITH
          1980 INSURANCE TRUST                     CITY NATIONAL BANK


        /s/ Bruce Leigh Goldsmith               /s/ James P. Del Guercio
By      ---------------------------      By     ---------------------------
          BRUCE LEIGH GOLDSMITH                   JAMES P. DEL GUERCIO
               Trustee                   Its    Executive Vice President


        /s/ Russell David Goldsmith
By      ---------------------------
           RUSSELL DAVID GOLDSMITH
               Trustee

        CITY NATIONAL BANK

        /s/ Gary W. Fentress
By      ---------------------------
               Trustee

                                    AMENDMENT TO

                            SPLIT-DOLLAR LIFE INSURANCE
                                     AGREEMENT



This Amendment relates to that certain Split-Dollar Life Insurance Agreement made as of the 13th day of June, 1980 between CITY NATIONAL BANK and THE GOLDSMITH 1980 INSURANCE TRUST (the "Agreement") and shall hereby amend paragraph 7 thereof, to provide that the Agreement shall terminate on May 15, 1995.

Except as amended by the foregoing, the Agreement shall remain in full force and effect and without any other change.

This Amendment is made and agreed to as of this 15th day of May, 1990.


              THE GOLDSMITH
          1980 INSURANCE TRUST                     CITY NATIONAL BANK


        /s/ Bruce Leigh Goldsmith               /s/ James P. Del Guercio
By      ---------------------------      By     ---------------------------
          BRUCE LEIGH GOLDSMITH                   JAMES P. DEL GUERCIO
               Trustee                   Its    Executive Vice President


        /s/ Russell David Goldsmith
By      ---------------------------
           RUSSELL DAVID GOLDSMITH
               Trustee

        CITY NATIONAL BANK

        /s/ Gary W. Fentress
By      ---------------------------
               Trustee



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              THIRD AMENDMENT TO SPLIT DOLLAR LIFE INSURANCE AGREEMENT

                             COLLATERAL ASSIGNMENT PLAN


       This Third Amendment is made and entered into as of the 19th day of December 1990, by and between THE GOLDSMITH 1980 INSURANCE TRUST (the "Trust") and CITY NATIONAL BANK, a national banking association ("CNB") with reference to the following:

       A. The Trust and CNB are parties to that certain SPLIT DOLLAR LIFE INSURANCE COLLATERAL ASSIGNMENT PLAN dated as of June 13, 1980, as amended by amendments dated as of May 15, 1985 and May 15, 1990 (collectively, the "Agreement"), by which the Trust grants CNB certain rights with respect to a personal life insurance policy insuring the life of Mr. Bram Goldsmith ("Employee") owned by the Trust.

       B. The Trust and CNB wish to replace such insurance policy with another insurance policy and to define their respective rights and obligations with respect thereto, all as more particularly set forth below.

       NOW, THEREFORE, CNB and the Trust hereby agree as follows:

       1. The insurance policy subject to the Agreement, which is presently held by CNB, will be surrendered to the insurer, and the cash surrender value thereof will be applied to the premium for a new personal policy of life insurance to be owned by the Trust on the joint lives of Employee and Mrs. Elaine Goldsmith (the "Insureds") in the face amount of $5,521,946.00, to be issued by Transamerica Occidental Life Insurance Co. (the "Joint Policy"). Any premium for the Joint Policy in excess of the cash surrender value of the insurance policy so surrendered will be paid by the Trust, provided, however, that if the Trust fails to pay any such premium for any reason, CNB may do so in its sole discretion. The Joint Policy will be delivered to CNB subject to a collateral assignment executed by the Trust and held pursuant to the terms of the Agreement, except as amended hereby. The Joint Policy or the collateral assignment executed by the Trust with respect thereto will provide (i) that the insurer will provide CNB with not less than sixty (60) days' prior written notice of its intent to cancel the Joint Policy for any failure to make any premium payment and will allow CNB either to make such premium payment and maintain the Joint Policy in force or to surrender the Joint Policy in exchange for payment of the cash value thereof, and (ii) upon the death of the second Insured or the simultaneous death of both Insureds, or in the event of the surrender of the Joint Policy, the death benefit or the cash value, as the case may be, will be paid by the insurer directly to CNB in an amount equal to the cash value element, and thereafter to the beneficiary or party otherwise entitled thereto.

       2. Notwithstanding Article 6 of the Agreement, CNB will be entitled to receive from the Joint Policy death benefits an amount equal to the cash value element, as defined in Article 3 of the Agreement (as modified hereinafter) only upon the death of the second Insured or the simultaneous deaths of the Insureds. The cash value element of the Joint Policy will be as defined in Article 3 of the Agreement, except that (i) in the event CNB has paid any premium with respect to the Joint Policy in excess of the cash surrender value of the original policy, the cash value element will be increased by the amount of such premium, and (ii) in the event Employee predeceases Mrs. Elaine Goldsmith, the cash value element, determined as of the date of Employee's death, will bear interest from the date of Employee's death at CNB's Prime Rate plus one percent (1.0%) per annum. Interest on the cash value element will be payable by the Trust to CNB on the first business day of each calendar quarter.

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       3.     Notwithstanding Article 3 of the Agreement, in the event that the Trust fails to make any premium or interest payment called for hereby, CNB may, in its sole discretion, surrender the Joint Policy in exchange for payment of the cash value thereof, and the Agreement, as amended hereby, will thereupon terminate.

       4. Except as otherwise set forth above, the Agreement, as amended to date, remains in full force and effect according to its terms.

       IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first set forth above.


 CITY NATIONAL BANK, a national          THE GOLDSMITH 1980 INSURANCE TRUST
 banking association

        /s/ A.J. Kyman                          /s/ Bruce Leigh Goldsmith
 By:   -------------------------           By: -------------------------------
        A. J. KYMAN                             BRUCE LEIGH GOLDSMITH, Trustee
 Its:   President


                                                /s/ Russell David Goldsmith
                                           By: -------------------------------
                                                RUSSELL DAVID GOLDSMITH, Trustee


                                           By: CITY NATIONAL BANK, a national
                                               banking association, Trustee

                                                       /s/ Gary W. Fentress
                                           By: -------------------------------
                                                       GARY W. FENTRESS
                                           Its:        Vice President &
                                                       Trust Officer

             FOURTH AMENDMENT TO SPLIT DOLLAR LIFE INSURANCE AGREEMENT

                             COLLATERAL ASSIGNMENT PLAN


This Fourth Amendment is made and entered into as of the 31ST day of March, 1991, by and between The Goldsmith 1980 Insurance Trust (the "Trust") and City National Bank, a national banking association ("CNB"), with reference to the following:

A. The Trust and CNB are parties to that certain Split Dollar Life Insurance Collateral Assignment Plan dated as of June 13, 1980, as amended to date (the "Agreement"), by which the Trust grants CNB certain rights with respect to a personal life insurance policy insuring the life of Mr. Bram Goldsmith owned by the Trust.

B. Pursuant to the Third Amendment to the Agreement, dated as of December 19, 1990, the Trust and CNB agreed to replace the insurance policy then in effect, issued by Connecticut General Life Insurance Company (the "Connecticut General Policy"), with a policy insuring the joint lives of Mr. Bram Goldsmith and Mrs. Elaine Goldsmith (the "Insureds"), issued by Transamerica Occidental Life Insurance Company (the "Joint Policy"), by surrendering the Connecticut General Policy to the insurer and applying the cash surrender value therefrom to the premium for the Joint Policy.

C. CNB paid premiums with respect to the Connecticut General Policy in the aggregate amount of $600,841.80, and the cash surrender value of the Connecticut General Policy was equal to $524,981.88.

D. CNB has paid premiums with respect to the Joint Policy to the date of this Fourth Amendment in the total amount of $524,981.88.

E. The Trust and CNB wish to clarify the Third Amendment to ensure that, upon the death of the second Insured or the simultaneous deaths of both Insureds, CNB will recover premiums paid with respect to the Connecticut General Policy which exceeded the cash surrender value thereof applied as the premium payment with respect to the Joint Policy.

NOW, THEREFORE, CNB and the Trust hereby agree as follows:

1. The third sentence of Article 3 of the Agreement and the second sentence of Paragraph 1 of the Third Amendment to the Agreement are hereby removed, and the following is hereby substituted in the place thereof:

       Except as modified by the second paragraph of Article 3 of the Agreement, CNB has all incidents of ownership and privileges in the Joint Policy with respect only to the cash value element of the Joint Policy, which is defined as an amount equal to the premiums it has paid with respect to the Joint Policy, increased by $75,859.92 (the difference between the premiums paid with respect to the Connecticut General Policy and the cash surrender value thereof, which was applied as the premium with respect to the Joint Policy), excluding premiums for any extra benefit agreements or riders issued under the Joint Policy, but reduced by any indebtedness (along with unpaid interest) on the policy, or if greater, an amount equal to the cash value of the Joint Policy (including dividend additions) as of the date to which premiums have been paid by CNB, plus any dividend credits outstanding, but reduced by any indebtedness (along with any unpaid interest) on the Joint Policy. In the event Employee predeceases Mrs. Elaine Goldsmith, the cash value element, determined as of the date of Employee's death, will bear interest from the date of Employee's death to the

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       date of death of Mrs. Elaine Goldsmith at CNB's Prime Rate plus one percent (1.0%) per annum.

2. Except as otherwise set forth above, the Agreement, as amended to date, remains in full force and effect according to its terms.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first set forth above.


 CITY NATIONAL BANK, a                   THE GOLDSMITH 1980
 national banking association            INSURANCE TRUST

        /s/ Alex J. Kyman                       /s/ Bruce Leigh Goldsmith
By: -------------------------------      By: -------------------------------
Its:   President                                Bruce Leigh Goldsmith,
                                                Trustee


                                                /s/ Russell David Goldsmith
                                         By: -------------------------------
                                                Russell David Goldsmith,
                                                Trustee


                                         By:    CITY NATIONAL BANK,
                                                a national banking association,
                                                Trustee

                                                 /s/ Gary W. Fentress
                                         By: -------------------------------
                                                 Gary W. Fentress
                                         Its:    Vice President & Trust
                                                 Officer

                                       2